                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                          Molecular Diagnostics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                          MOLECULAR DIAGNOSTICS, INC.
                         414 NORTH ORLEANS -- SUITE 510
                            CHICAGO, ILLINOIS 60610

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------


Dear Stockholder:



     You are cordially invited to attend the annual meeting of stockholders of Molecular Diagnostics, Inc. (the "Corporation") at the Wyndham Chicago Hotel, 633 N. St. Clair St., Chicago, Illinois on Friday, May 31, 2002, beginning at 10:00 a.m., local time. At the meeting, stockholders will act on the following matters:


          1. to elect five directors;

          2. to amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares and the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 shares;

          3. to amend the Corporation's 1999 Equity Incentive Plan to increase the number of shares of common stock allocated from 3,000,000 to 5,500,000 shares;

          4. to ratify the appointment of Ernst & Young LLP as independent auditors for the Corporation for the year ending December 31, 2002; and

          5. to transact such other business as may properly come before the meeting.

     Each of these matters is described in further detail in the enclosed proxy statement. Your vote is very important. Please use this opportunity to participate in the Corporation's affairs by voting your shares. Whether or not you plan to attend the meeting or any adjournment, please complete the enclosed proxy card and return it as promptly as possible. Your proxy can be withdrawn at any time before it is voted.

                                          By order of the Board of Directors,

                                          Peter P. Gombrich
                                          Chairman of the Board,
                                          Chief Executive Officer


May 15, 2002

Chicago, Illinois

                          MOLECULAR DIAGNOSTICS, INC.

                         414 NORTH ORLEANS - SUITE 510

                            CHICAGO, ILLINOIS 60610

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS


                                  MAY 31, 2002



     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the annual meeting of stockholders to be held on May 31, 2002 and at any adjournment thereof. Only stockholders of record at the close of business on April 23, 2002 will be entitled to vote at the meeting. The Corporation had 25,684,223 shares of common stock, par value $0.001 per share, and 434,388 shares of Series E convertible preferred stock, par value $0.001 per share, outstanding as of April 15, 2002. The Series E convertible preferred stockholders are entitled to vote on any matter in which the holders of common stock are entitled to vote. Each holder of common stock is entitled to one vote per share of common stock, for the election of directors, as well as on all other matters. When voting with the holders of common stock as a single class, each holder of Series E convertible preferred stock is entitled to one vote for each share of common stock into which such holders' preferred stock is convertible on the record date. If the accompanying proxy form is signed and returned prior to the meeting, such shares will be voted in accordance with the directions on the proxy form or, in the absence of direction as to any proposal, they will be voted for all nominees and for each proposal. The stockholder may revoke the proxy at any time prior to the voting thereof by giving written notice of revocation to the Corporation, by executing and duly delivering a subsequent proxy, or by attending the meeting and voting in person.



     In case any nominee for election as a director is not available when the election occurs, proxies in the accompanying form may be voted for a substitute as well as for the other persons named herein. The Corporation expects all nominees to be available and knows of no matters to be brought before the meeting other than those described in this proxy statement. If, however, any other matters properly come before the meeting, proxies in the accompanying form will be voted in accordance with the judgment of the person voting such proxies.



     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock and preferred stock, shall constitute a quorum. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.



     A plurality of the votes of the shares of common stock and Series E convertible preferred stock, voting together as a single class, duly cast, will be required to elect the directors. The affirmative vote of the majority of the shares of common stock as a class, the affirmative vote of the majority of the shares of the Series A convertible preferred stock, Series B convertible preferred stock, Series C convertible preferred stock, Series D convertible preferred stock and Series E convertible preferred stock, voting together as a single class, and the affirmative vote of the majority of the shares of common stock and preferred stock voting as a single class, each duly cast, will be required to amend the Corporation's Certificate of Incorporation. The affirmative vote of the majority of common stock and Series E convertible preferred stock, voting together as a single class, duly cast, will be required to amend the 1999 Equity Incentive Plan and to ratify the appointment of Ernst & Young LLP as independent auditors of the Corporation for the year ending December 31, 2002.


     In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Corporation, in person, by telephone, or by other means. The cost of the proxy solicitation will be paid by the Corporation or outside consultants.


     This proxy statement and the form of proxy are first being mailed to stockholders on May 15, 2002.

                       NOMINEES FOR ELECTION AS DIRECTORS


     Proposal No. 1-- Five directors are to be elected at the meeting to hold office until the annual meeting of stockholders in 2003 and until their respective successors are elected and qualified. All of the nominees have been previously elected directors by the stockholders.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE CORPORATION'S STOCKHOLDERS VOTE FOR ALL FIVE NOMINEES.

NAME                       OFFICES AND POSITIONS, IF ANY, HELD WITH THE CORPORATION; AGE
----                       -------------------------------------------------------------
Peter P. Gombrich.......   Chairman of the Board, Chief Executive Officer and
                           Director; Age 64
Alexander M. Milley.....   Director; Age 48
Robert C. Shaw..........   Director; Age 48
John Abeles, M.D........   Director; Age 57
Denis M. O'Donnell,
  M.D...................   Director; Age 48

NOMINEES


     PETER P. GOMBRICH has been Chairman of the Board and Chief Executive Officer of the Corporation and a director since December 1998. Mr. Gombrich served as Chairman of the Board and Chief Executive Officer of InPath, L.L.C. ("InPath"), a bio-molecular medical testing company, since Mr. Gombrich founded that company in March 1998. InPath was acquired by the Corporation in December 1998. In 1994, Mr. Gombrich founded AccuMed International, Inc. ("AccuMed"), a cytopathology products company, and served as Chairman, President and Chief Executive Officer of AccuMed until January 1998. From 1990 until he founded AccuMed in 1994, Mr. Gombrich was a consultant in the cytology and microbiology industries. From July 1985 until September 1989, Mr. Gombrich was President and Chief Executive Officer, and from July 1985 until November 1990 he was Chairman of the Board of CliniCom Incorporated, a bedside clinical information systems company, which he founded. In 1976, Mr. Gombrich co-founded St. Jude Medical, Inc., a life support medical device company, in which he served as Executive Vice President until 1980, when he became President of the pacemaker division of that company, serving in that position until 1982. Mr. Gombrich has a Bachelor of Science degree in Electrical Engineering from the University of Colorado and a Masters in Business Administration from the University of Denver.



     ALEXANDER M. MILLEY has been a director of the Corporation since 1989. Mr. Milley is President and Chairman of the Board of ELXSI Corporation ("ELXSI") a holding company with subsidiaries operating in the restaurant and environmental inspection equipment industries. He is also President and Chairman of the Board of Azimuth Corporation ("Azimuth"), a holding company with subsidiaries operating in the trade show exhibit and retail environment design and the distribution of electrical components and fasteners industries. Mr. Milley was Chairman of the Board and Chief Executive Officer of Bell National Corporation ("Bell"), a predecessor of the Corporation until December 1998 and was President of Bell from August 1990 until December 1998. Mr. Milley is the founder, President, sole director and a majority shareholder of Milley Management, Inc. ("MMI"), a private investment and management-consulting firm. Mr. Milley is also the President of Cadmus Corporation ("Cadmus"), a private investment and management-consulting firm. Mr. Milley was Senior Vice President-Acquisitions from December 1983 until July 1986 of the Dyson-Kissner-Moran Corporation, a private investment company.



     DENIS M. O'DONNELL, M.D. has been a director of the Corporation since December 1998. Since 1997, he has been Managing Director of Seaside Advisors, L.L.C. ("Seaside Advisors"), an investment advisor to Seaside Partners, L.P. ("Seaside Partners"), a fund specializing in small capitalization private placements. Prior to joining Seaside Advisors, L.L.C., Dr. O'Donnell was President of Novavax, Inc. ("Novavax"), a company engaged in the development of pharmaceutical products, from its inception in 1995 to 1997. Dr. O'Donnell currently serves as a director and Chairman of Novavax. From 1991 to 1995, Dr. O'Donnell served as Corporate Vice President of Medical Affairs of IGI, Inc., a clinical drug testing company. Prior to joining IGI, Inc. in 1991, Dr. O'Donnell was director of the Clinical Research Center at MTRA, Inc. a company engaged as investigator in human clinical trails. Dr. O'Donnell has been a director of ELXSI since 1996 and of Columbia Laboratories, Inc., a pharmaceutical company, since 1999. Dr. O'Donnell is a Fellow of the American College of Clinical Pharmacology and serves on the Scientific Advisory Board of the Associates of Clinical Pharmacology.



     JOHN H. ABELES, M.D. has been a director of the Corporation since May 1999. Dr. Abeles is President of MedVest, Inc. a venture capital and consulting firm he founded in 1980. He is also General Partner of Northlea Partners, Ltd., ("Northlea Partners") a family investment partnership. Dr. Abeles was a senior medical executive at Sterling Drug, Pfizer, and Revlon Healthcare, Inc. and subsequently was a medical analyst at Kidder, Peabody & Co. Dr. Abeles is a director of a number of companies operating in the medical device or healthcare fields, including I-Flow Corporation, Oryx Technology Corp., Encore Medical Corporation, and DUSA Pharmaceuticals, Inc. Dr. Abeles received his medical degree and degree in pharmacology at the University of Birmingham in England and is currently a director at the Higuchi BioSciences Institute at the University of Kansas.



     ROBERT C. SHAW has been a director of the Corporation since November 1989. Mr. Shaw is President of Contempo Design, Inc., a firm specializing in the design of exhibits and retail environments. Mr. Shaw was Chief Financial Officer of Bell from November 20, 1989 to December 1998. Mr. Shaw has been a Vice President of MMI since March 1989, an officer or director of Azimuth or certain of its subsidiaries since November 1990, a director of Cadmus since January 1992 and an officer or director of ELXSI since September 1989. Mr. Shaw was Vice President of Berkeley Softworks, Incorporated ("Berkeley") from September 1987 to March 1989. From January 1987 to September 1987, he was Vice President, and from July 1985 until January 1987, he was Director of Finance and Operations, at Ansa Software, Incorporated ("Ansa"). Berkeley and Ansa developed and produced personal computer software.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 24, 2000, the Corporation granted Dr. O'Donnell a warrant to purchase 784,901 shares of common stock exercisable at $0.01 per share, as compensation as a finder in a private placement of common stock that occurred in 2000 and 2001. The warrant expires three years from the date of its grant.


     In 2000 and 2001, the Corporation sold 3,583,330 shares in a private placement of which 1,333,333 shares of common stock were sold to Seaside Partners at $1.50 per share for total proceeds of $2,000,000. Dr. O'Donnell, a director is a member and manager of Seaside Advisers a firm which provides investment management services to Seaside Partners. The sale was made under terms similar to other investors in the offering. In lieu of cash, the Corporation agreed to accept payment in the form of a $2,000,000 promissory note due July 27, 2000 that bore interest at the rate of 8% per annum. The note provisions allowed for prepayment at anytime and the due date could be extended by mutual agreement. The Corporation retained the stock certificates until the note principal and accrued interest was paid in full. The Corporation agreed to extend the due date of the note until November 30, 2000. Seaside Partners made principal payments amounting to $1,550,000 during 2000 and the remaining $450,000 principal amount was repaid between June and August of 2001. The accrued interest on the note was paid in August and December of 2001.



     On September 22, 2000, the Corporation issued a convertible promissory note to Azimuth, a company controlled by Mr. Milley, a director and a significant stockholder, in exchange for $500,000 in cash. The note bore interest at the rate of 15% per year and was due twelve months from the date of issue. The note was convertible into common stock, any time after the expiration of the first 180 days of the loan term, at a conversion price of $1.00 per share. Since the conversion price was less than the market price of common stock at the time of the transaction, the holder was considered to have a beneficial conversion option. The Corporation are required to record the $125,000 calculated value of this beneficial conversion option as debt discount, reducing the carrying amount of the debt and additional paid in capital. The debt discount was amortized as additional interest expense over the life of the note. During 2001 and 2000, the Corporation recorded charges of $91,000 and $34,000, respectively, to interest expense to reflect the amortized amount of debt discount in each period.

     The Corporation used $300,000 from the September 2000 note to fund a loan to AccuMed, in accordance with the terms of an agreement under which AccuMed was merged into a wholly-owned subsidiary of the Corporation. The balance was used to fund license payments and the initial payment of a settlement arrangement with the Corporation's former legal counsel.


     On December 4, 2000, the Corporation issued a promissory note to Azimuth in exchange for $200,000 in cash. The note bore interest at the rate of 12% per year and was due December 31, 2000. As additional consideration for the note, the Corporation issued Azimuth a five-year warrant to purchase 50,000 shares of common stock at a price of $0.937 per share, the approximate market price of common stock at the time. The note was repaid on February 20, 2001. In that the note was not repaid when due, the Corporation was obligated by the terms of the note to pay a 3% increase in the rate of interest from January 1, 2001 until the date of payment. The Corporation was also obligated to issue Azimuth two warrants, each to purchase 12,500 shares of our common stock, at an exercise price of $0.01 per share, representing a two month late payment penalty. The Corporation determined the value of these warrants to be $1,184 and charged the amount to interest expense during 2001. The proceeds of the note were used for general working capital and to pay license fees.

     On December 11, 2000, the Corporation issued a promissory note to Azimuth in exchange for $100,000 in cash. The note bore interest at the rate of 12% per year and was due 180 days from date of issue. As additional consideration for the note the Corporation issued Azimuth a five-year warrant to purchase 1,000,000 shares of common stock at a price of $1.25 per share, an approximate 15% premium over the market price of common stock on the date the warrant was issued. The proceeds of this note were used to repay a convertible promissory note to AccuMed due on March 29, 2001. The prepayment was made in conjunction with ongoing negotiations to acquire AccuMed. The Corporation repaid the note and accrued interest on February 20, 2001.

     On February 1, 2001 and February 7, 2001, the Corporation received $495,000 in cash from Azimuth in exchange for two promissory notes bearing interest at 15% per year. Of the cash received, $470,000 was used to partially fund a loan to AccuMed made on February 7, 2001, in connection with a definitive agreement to acquire AccuMed. As additional compensation for these loans, the Corporation issued Azimuth a five-year warrant to purchase 1,000,000 shares of common stock at an exercise price of $0.25 per share, an approximate 83% discount from the $1.50 market price of our common stock on the date the warrant was issued. The Corporation determined the value of the warrant to be $12,000, using the difference between the fair market interest rate and the stated interest rate, and recorded the value as additional paid in capital and also charged the entire value to interest expense during February 2001. On February 20, 2001, the Corporation used $809,000 of the proceeds from a private placement of Series B convertible preferred stock to repay these notes, two additional notes issued to Azimuth in December 2000, and all of their related accrued interest.


     On July 26, 2001, the Corporation issued a promissory note to Cadmus in exchange for $100,000 in cash. On August 6, 2001, the Corporation issued a promissory note to Azimuth in exchange for $100,000 in cash. Mr. Milley, director and a significant stockholder, is also considered a control person of both Cadmus and Azimuth. The notes which were due on September 22, 2001, and subsequently extended until November 15, 2001 bore interest at the rate of 15% per annum. As additional consideration for the notes, the Corporation issued five-year warrants to Cadmus and Azimuth entitling each holder to purchase 250,000 shares of common stock at an exercise price of $1.00 per share. The closing market price of common stock on the respective issue date of the warrants was $0.73 per share. The Corporation determined the fair value of these warrants to be $1,400 using the fair value interest rate method. This value was charged to interest expense during the third quarter. The notes were repaid in November 2001.



     In August 2001, the Corporation agreed to issue a five-year warrant to Azimuth entitling the holder to purchase 500,000 shares of common stock at an exercise price of $1.00 per share. In conjunction with the issuance of this warrant, Azimuth agreed to relinquish the conversion rights granted to it under the terms of the September 2000 convertible promissory note. The closing market price of common stock on the issue date of the warrant was $0.73 per share. The Corporation determined the fair value of the warrant to be approximately $25,000 based on the value of the unamortized debt discount at the date the warrant was issued and the conversion right under the note was waived. This value was charged to interest expense during the third quarter of 2001.


     On August 6, 2001, the Corporation issued a promissory note to Northlea Partners in exchange for $25,000 in cash. Dr. Abeles, a director, is the general partner of Northlea Partners. The terms of the note are the same as the notes issued to Cadmus and Azimuth. As additional consideration for this note, the Corporation issued a five-year warrant to Northlea Partners entitling the holder to purchase 62,500 shares of common stock at an exercise price of $1.00 per share. The closing market price of the common stock on the issue date of this warrant was $0.73 per share. The Corporation determined the fair value of the warrant to be $1,400 using the fair value interest rate method. This value was charged to interest expense during the third quarter. The note remains outstanding as of the date of this report.



     On September 20, 2001, the Corporation issued a promissory note to Northlea Partners in exchange for $15,000 in cash. The note was due on December 20, 2001 and bears interest at the rate of 9% per annum. Also on September 20, 2001, the Corporation issued a promissory note to Mr. Shaw, a director, in exchange for $25,000 in cash. The note was due December 20, 2001 and bore interest at the rate of 9% per annum. The notes remain outstanding as of the date of this report.



     In October of 2001, Mr. Prange, the former President, Chief Operating Officer, Chief Financial Officer, and Secretary, purchased 20,000 shares of Series C convertible preferred stock at a purchase price of $3.00 per share. The purchase was made in conjunction with a private placement of Series C convertible preferred stock and was made under the same terms and conditions as other investors in the offering. The Series C convertible preferred stock has a dividend of 10% and is convertible into common stock at a conversion price of $0.60 per share.



     Mr. Gombrich, the Chief Executive Officer and Chairman of the Board, tendered 2,631,625 shares of common stock in exchange for 105,265 shares of Series E convertible preferred stock. Mr. Milley, a director, tendered 616,486 shares of common stock in exchange for 24,659 shares of Series E convertible preferred stock.


BOARD MEETINGS AND COMMITTEES

     The Board held six meetings during the fiscal year ended December 31, 2001. No director attended fewer than 75% of the total number of meetings of the Board of Directors and Committees of the Board of Directors of which such director was a member.

     The Board has an Audit Committee consisting of three outside directors, Mr. Shaw (Chairman), Mr. Milley, and Dr. O'Donnell. The Committee elected Mr. Shaw to serve as Chairman. The Committee adopted a charter for its overview of the financial operations and management of the Corporation, including a required review process for all quarterly, annual, or special filings with the Securities and Exchange Commission, and meetings with the Corporation's independent accountants. A copy of this charter was included in the 2001 Proxy Statement as Exhibit A. Except for Mr. Shaw, the members of the Audit Committee are not independent as that term is defined under the National Association of Securities Dealers, Inc. listing standards. The Audit Committee met once in 2001.

                         REPORT OF THE AUDIT COMMITTEE


     The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K/A, including the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.


     The Chairman of the Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Chairman of the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters of written disclosures required by the Independence Standards Board. The independent auditors provided limited tax services during the year.

     The Chairman of the Audit Committee discussed with the independent auditors the overall scope and plan of the audit, the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee held one meeting during 2001. Prior to filing, the Chairman of the Committee reviewed the financial statements and other information included in the Corporation's amended Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K/A for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also selected Ernst & Young, LLP as the Company's independent auditors for the year ending December 31, 2002.

                                          Robert C. Shaw, Chairman
                                          Alexander M. Milley
                                          Denis M. O'Donnell, M.D.

OTHER COMMITTEES OF THE BOARD

     The Board currently has no other standing committees. The Board does not have a nominating or compensation committee or any committee performing the function of a nominating or compensation committee. The functions related to nomination, and compensation structures, are undertaken by the Board as a group.

                    SECURITY OWNERSHIP OF BENEFICIAL OWNERS


     The following table sets forth, as of April 15, 2002, any person who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Corporation, along with the name and address of the beneficial owner, the number of shares of common stock beneficially owned, the nature of beneficial ownership, and the percentage the beneficial ownership is of the outstanding shares of common stock:



                                                               NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
------------------------------------                          ------------------   --------
Peter P. Gombrich...........................................      4,687,731          15.8%
  414 N. Orleans, Suite 510
  Chicago, IL 60610(1)

Alexander M. Milley.........................................      7,195,828          22.1%
  Azimuth Corporation
  3600 Rio Vista Boulevard, Suite A
  Orlando, FL 32805(2)

William J. Ritger...........................................      6,233,240          22.3%
  Seaside Partners, L.P.
  623 Ocean Avenue
  Sea Girt, NJ 08750(3)

RS Diversified Growth Fund..................................      3,650,000          12.4%
  388 Market Street
  Suite 1700
  San Francisco, CA 94111(4)

Ventana Medical Systems, Inc................................      3,500,000          12.0%
  3865 N. Business Center Dr.
  Tucson, AZ 85705(5)


---------------


(1) Includes: (i) 2,894,788 shares issuable upon conversion of Series E convertible preferred stock held by Mr. Gombrich; (ii) 922,277 shares issuable upon conversion of Series E convertible preferred stock held by Mr. Gombrich's wife; and (iii) 196,666 shares subject to options granted by the Corporation to Mr. Gombrich that will become exercisable within sixty days. Mr. Gombrich disclaims beneficial ownership of the shares held by his wife.



(2) Includes: (i) 678,135 shares issuable upon conversion of Series E convertible preferred stock held by Mr. Milley; (ii) 282,881 shares owned by Cadmus of which Mr. Milley is a director and executive officer, 1,327,465 shares subject to conversion of Series E convertible preferred stock held by Cadmus, 250,000 shares issuable to Cadmus under warrants granted by the Corporation, and 289,285 shares issuable to Cadmus under Stock Appreciation Rights granted by the Corporation; (iii) 556,875 shares issuable upon conversion of Series E convertible preferred stock held by Azimuth, of which Mr. Milley is a director and executive officer and 2,875,000 shares issuable to Azimuth under warrants granted by the Corporation; (iv) 553,666 shares issuable upon conversion of Series E convertible preferred stock held by MMI, of which Mr. Milley is a director and executive officer; (v) 163,521 shares issuable upon conversion of Series E convertible preferred stock held by Winchester National, Inc. ("Winchester National"), of which Mr. Milley is a director and executive officer; and (vi) 219,000 shares subject to options granted by the Corporation to Mr. Milley that will become exercisable within 60 days.



(3) Includes: (i) 250,000 shares issuable upon conversion of Series C convertible preferred stock and 1,980,000 shares issuable upon conversion of Series E convertible preferred stock, held by Mr. Ritger; (ii) 70,000 shares owned by The Research Works, Inc., a corporation controlled by Mr. Ritger; and (iii) 3,735,000 shares owned by Seaside Partners, of which Mr. Ritger is the Managing Partner. Dr. O'Donnell, a director of the Corporation, is a Managing Director of Seaside Advisors, an investment adviser to Seaside Partners.

(4)Includes 3,650,000 shares issuable upon conversion of Series C convertible preferred stock held by RS Diversified.



(5) Includes 1,750,000 shares issuable upon conversion of Series D convertible preferred stock held by Ventana Medical Systems, Inc. ("Ventana") and 1,750,000 shares issuable to Ventana under warrants granted by the Corporation.



     The following table sets forth, as of April 15, 2002, any person who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Series A convertible preferred stock, along with the name and address of the beneficial owner, the number of shares of Series A convertible preferred stock beneficially owned, the nature of the beneficial ownership, and the percentage the beneficial ownership is of the outstanding shares of Series A convertible preferred stock:



                                                               NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
------------------------------------                          ------------------   --------
Shannon P. Acks(1)..........................................        29,504           17.2%
  502 Reston Mill Lane
  Marietta, GA 30067
DW Trustees (BVI) Limited(2)................................        11,802            6.9%
  Piermont House
  33/35 Pier Road
  St. Helier, Jersey
  JE8QP Channel Islands
  British Virgin Islands
France Finance IV(3)........................................        47,250           27.6%
  Societe de Bure Ferri
  51, rue Vivienne
  75002 Paris, FRANCE
Mizbourne Investment Corp.(4)...............................        11,812            6.9%
  c/o RNYS F/B/O
  1 Hanson Place, 8th Floor
  Brooklyn, NY 11243
Fifth Third Bank of Western Ohio, Ttee(5)...................        35,405           20.7%
  John Scarbrough Sr. IRA
  PO Box 703
  Piquah, OH 45356
William R Schoen(6).........................................        11,812            6.9%
  Five Kenilworth Ct
  Novato, CA 94945
Vitali Maritime Corp.(7)....................................        23,625           13.8%
  c/o RNYS F/B/O
  1 Hanson Place, 8th Floor
  Brooklyn, NY 11243


---------------


(1) Convertible into 12,884 shares of common stock.



(2) Convertible into 5,154 shares of common stock.



(3) Convertible into 20,634 shares of common stock.



(4) Convertible into 5,158 shares of common stock.



(5) Convertible into 15,461 shares of common stock.



(6) Convertible into 5,158 shares of common stock.



(7) Convertible into 10,317 shares of common stock.

     The following table sets forth, as of April 15, 2002, any person who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Series B convertible preferred stock, along with the name and address of the beneficial owner, the number of shares of Series B convertible preferred stock beneficially owned, the nature of the beneficial ownership, and the percentage the beneficial ownership is of the outstanding shares of Series B convertible preferred stock:



                                                               NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
------------------------------------                          ------------------   --------
Presidio Partners, L.P.(1)..................................       302,500           22.3%
  44 Montgomery St., Suite 2110
  San Francisco, CA 94104
NeoMed Innovations III, L.P.(2).............................       416,000           30.6%
  8 Queensway House, Queen Street
  St. Helier
  Jersey, JE2 4WD, Channel Islands
Geary Partners, L.P.(3).....................................       165,000           12.2%
  44 Montgomery St., Suite 2110
  San Francisco, CA 94104
Monsun, AS(4)...............................................       125,000            9.2%
  Torvveien 12 C
  1383 Asker, Norway


---------------


(1) Converts into 1,210,000 shares of common stock.



(2) Converts into 1,664,000 shares of common stock.



(3) Converts into 660,000 shares of common stock.



(4) Converts into 500,000 shares of common stock.



     The following table sets forth, as of April 15, 2002, any person who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Series C convertible preferred stock, along with the name and address of the beneficial owner, the number of shares of Series C convertible preferred stock beneficially owned, the nature of the beneficial ownership, and the percentage the beneficial ownership is of the outstanding shares of Series C convertible preferred stock:


                                                               NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
------------------------------------                          ------------------   --------

RS Diversified Growth Fund(1)...............................       730,000           54.8%
  388 Market Street
  Suite 1700
  San Francisco, CA 94111
The Paisley Fund, LP(2).....................................       120,000            9.0%
  388 Market Street
  Suite 1700
  San Francisco, CA 94111
Leonard R. Prange(3)........................................        20,000            1.5%
  641 W. Willow
  Chicago, IL 60614
All executive officers and directors as a group(4)..........        20,000            1.5%
  (6 persons)

---------------

(1) Converts into 3,650,000 shares of common stock.

(2) Converts into 600,000 shares of common stock.

(3) Converts into 100,000 shares of common stock.

(4) Converts into 100,000 shares of common stock.

     The following table sets forth, as of April 15, 2002, any person who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Series D convertible preferred stock, along with the name and address of the beneficial owner, the number of shares of Series D convertible preferred stock beneficially owned, the nature of the beneficial ownership, and the percentage the beneficial ownership is of the outstanding shares of Series D convertible preferred stock:



                                                               NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
------------------------------------                          ------------------   --------
  Ventana Medical Systems, Inc.(1)..........................       175,000          100.0%
     3865 N. Business Center Dr.
     Tucson, AZ 85705


---------------


(1) Converts into 1,750,000 shares of common stock.



     The following table sets forth, as of April 15, 2002, any person who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Series E convertible preferred stock along with the name and address of the beneficial owner, the number of shares of Series E convertible preferred stock beneficially owned, the nature of the beneficial ownership, and the percentage the beneficial ownership is of the outstanding shares of Series E convertible preferred stock:


                                                               NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   OF CLASS
------------------------------------                          ------------------   --------
Peter P. Gombrich(1)........................................       138,802           32.0%
Alexander M. Milley(2)......................................       119,260           27.5%
William J. Ritger(3)........................................        72,000           16.6%
All directors and executive officers as a group(4)
  (6 persons)...............................................       258,062           59.5%

---------------


(1) Includes 33,537 shares owned by Mr. Gombrich's wife. Mr. Gombrich disclaims beneficial ownership of these shares held by his wife. Converts into 3,817,065 shares of common stock.


(2) Includes: (i) 48,271 shares owned by Cadmus; (ii) 20,250 shares owned by Azimuth; (iii) 20,133 shares owned by MMI; and (iv) 5,946 shares owned by Winchester National. Converts into 3,279,662 shares of common stock.

(3) Converts into 1,980,000 shares of common stock.
(4) Converts into 7,096,727 shares of common stock.

                        SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth, as of April 15, 2002, certain information concerning the ownership of common stock and preferred stock of each director, nominee, and executive officer named in the Summary Compensation Table hereof referred to as the named executive officers, and all directors and executive officers of the Corporation as a group.


                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL     PERCENT
NAME OF BENEFICIAL OWNER                                         OWNERSHIP       OF CLASS
------------------------                                     -----------------   --------
Peter P. Gombrich (1)......................................      4,687,731         15.8%
Alexander M. Milley (2)....................................      7,195,828         22.1%
Robert C. Shaw (3).........................................        719,417          2.8%
John Abeles, M.D. (4)......................................        410,616          1.6%
Denis M. O'Donnell, M. D.(5)...............................      1,003,901          3.8%
Leonard R. Prange (6)......................................      1,082,688          4.2%
All directors and executive officers as a group
  (6 persons)..............................................     15,100,181         39.6%

---------------


(1) Includes: (i) 2,894,788 shares issuable upon conversion of Series E convertible preferred stock held by Mr. Gombrich; (ii) 922,277 shares issuable upon conversion of Series E convertible preferred stock held by Mr. Gombrich's wife and (iii) 196,666 shares issuable upon options granted by the Corporation to Mr. Gombrich that were exercisable on April 15, 2002 or which have or will become exercisable within 60 days. Mr. Gombrich disclaims beneficial ownership of the shares held by his wife.



(2) Includes: (i) 678,135 shares issuable upon conversion of Series E convertible preferred stock held by Mr. Milley; (ii) 282,881 shared owned by Cadmus, of which Mr. Milley is a director and executive officer, 1,327,465 shares issuable upon conversion of Series E convertible preferred stock held by Cadmus, 250,000 shares issuable to Cadmus under warrants granted by the Corporation, and 289,285 shares issuable to Cadmus under Stock Appreciation Rights granted by the Corporation; (iii) 556,875 shares issuable upon conversion of Series E convertible preferred stock held by Azimuth, of which Mr. Milley is a director and executive officer and 2,875,000 shares issuable to Azimuth under warrants granted by the Corporation; (iv) 553,666 shares issuable upon conversion of Series E convertible preferred stock held by MMI, of which Mr. Milley is a director and executive officer; (v) 163,521 shares issuable upon conversion of Series E convertible preferred stock held by Winchester National, of which Mr. Milley is a director and executive officer; and (iii) 219,000 shares issuable upon options granted by the Corporation to Mr. Milley that were exercisable on April 15, 2002 or which have or will become exercisable within 60 days.



(3) Includes 219,000 shares issuable upon options granted by the Corporation to Mr. Shaw that were exercisable on April 15, 2002 or will become exercisable within 60 days.



(4) Includes: (i) 191,616 shares owned by Northlea Partners, of which Dr. Abeles is the general partner; and (ii) 219,000 shares issuable upon options granted by the Corporation to Dr. Abeles which were exercisable on April 15, 2002 or which have or will become exercisable within 60 days thereafter. Dr. Abeles disclaims beneficial ownership of all shares owned by Northlea Partners except 1,917 shares, which are attributable to his 1% interest in Northlea Partners as general partner.



(5) Includes: (i) 784,901 shares issuable upon warrants granted by the Corporation to Dr. O'Donnell and (ii) 219,000 shares issuable upon options granted by the Corporation to Dr. O'Donnell which were exercisable on April 15, 2002 or which have or will become exercisable within 60 days thereafter.



(6) Includes 100,000 shares subject to conversion of Series C convertible preferred stock held by Mr. Prange. As of December 31, 2001 Mr. Prange resigned his position as President, Chief Operations Officer, Chief Financial Officer and Secretary of the Corporation. Before his resignation, Mr. Prange had vested options for 400,000 shares of common stock at a purchase price of $0.3937 per share, 100,000 shares at a purchase price of $2.75 per share and 50,000 shares at a purchase price of $1.6875. Upon his resignation, Mr. Prange waived his rights to exercise the options for 100,000 and 50,000 shares and exercised 250,000 of the remaining 400,000 option shares for $0.3937 per share option shares. The $98,425 payment required to exercise this option was waived by the Corporation. On March 30, 2002 Mr. Prange exercised his option to purchase 111,000 shares of common stock. As payment for the exercise price of $43,700, Mr. Prange surrendered 39,000 options.


                                  COMPENSATION

COMPENSATION OF DIRECTORS

     The Corporation compensates its non-management directors through the annual grant of options to purchase shares of common stock. The options are granted at the first directors meeting following the annual meeting of stockholders. The exercise price of the options is set at the fair market value determined by the closing price of the common stock as reported on the Over-the-Counter Bulletin Board on the date of the grant. Non-management directors were each granted options to purchase 219,000 shares, 50,000 shares and 20,000 shares for the years 2001, 2000 and 1999, respectively. The Corporation also reimburses directors for expenses incurred in connection with their attendance at meetings of the Board of Directors.

                           SUMMARY COMPENSATION TABLE


                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                                                    -----------------------
                                                     ANNUAL COMPENSATION            RESTRICTED
                                             ------------------------------------     STOCK
NAME AND PRINCIPAL POSITION           YEAR    SALARY      BONUS(1)   OTHER(2)(3)      AWARDS      OPTIONS
---------------------------           ----   --------     --------   ------------   ----------   ----------
Peter P. Gombrich...................  2001   $247,000           0      $ 9,000           0        150,000
  Chairman of the Board and           2000   $227,000     $50,000      $35,153           0        200,000
  Chief Executive Officer             1999   $200,000     $50,000      $ 9,000           0              0
Leonard R. Prange(4)................  2001   $177,000           0      $18,307           0         50,000
  President, Chief Operating, Chief   2000   $162,500     $25,000      $24,270           0        100,000
  Financial Officer and Secretary     1999   $125,000     $25,000      $ 3,500           0        400,000


---------------

(1) The employment agreements of Mr. Gombrich and Mr. Prange until his resignation provide that they are each entitled to receive bonus compensation at the discretion of the Board of Directors. During May 2000 and February 2001, the Board authorized 1999 and 2000 bonus payments, respectively, to Mr. Gombrich and Mr. Prange.

(2) Corporation policy provides that an employee may receive cash compensation in lieu of unused vacation time or defer unused vacation time for use in future periods. Mr. Gombrich received cash compensation of $26,153 in 2000 and Mr. Prange received cash compensation of $18,270 in 2000 and $12,307 in 2001 to offset portions of their respective unused vacation time.

(3) The employment agreements of Mr. Gombrich and Mr. Prange provide that they are to receive monthly automobile allowances of $750 and $500, respectively.

(4) Mr. Prange resigned his executive officer positions effective December 31, 2001.

STOCK OPTIONS

                             OPTION GRANTS IN 2001

     The following table sets forth certain information with respect to stock options relating to common stock granted to the named executive officers during 2001 under the 1999 Equity Incentive Plan.


     In addition to providing the number of shares subject to options granted to the named executive officers, the following table discloses the range of potential realizable values at various assumed appreciation rates. The table discloses for the named executive officers the gain or "spread" that would be realized at the end of the option term for the options granted during 2001 if the price of the common stock appreciates annually by the percentage levels indicated from the market price on the date of grant.


                                                                                      POTENTIAL REALIZABLE
                                                                                             VALUE
                                                                                       AT ASSUMED ANNUAL
                                                                                             RATES
                                  NUMBER OF                                              OF STOCK PRICE
                                  SECURITIES   PERCENT OF                                 APPRECIATION
                                  UNDERLYING      TOTAL      EXERCISE                   FOR OPTION TERM
                                   OPTIONS     OPTIONS IN    PRICE PER   EXPIRATION   --------------------
NAME                               GRANTED     FISCAL YEAR     SHARE        DATE       5% ($)     10% ($)
----                              ----------   -----------   ---------   ----------   --------   ---------
Peter P. Gombrich...............   100,000       6.55%         $1.69      2/22/06     $46,623    $103,024
Peter P. Gombrich...............    50,000       3.28%         $1.01      7/25/06     $13,952    $ 30,831
Leonard R. Prange(1)............    50,000       3.28%         $1.69      2/22/11     $53,142    $134,671

---------------

(1) Mr. Prange's options for 50,000 shares granted February 22, 2001 were cancelled upon his resignation on December 31, 2001.

     The following table sets forth information with respect to the value of all stock options held at December 31, 2001 by the named executive officers. No options were exercised by the named executive officers in 2002.

                      FISCAL YEAR END OPTION / SAR VALUES

                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                      OPTIONS / SARS                OPTIONS / SARS
                                                    AT FISCAL YEAR END            AT FISCAL YEAR END
                                                ---------------------------   ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------   -----------   -------------
Peter P. Gombrich.............................    123,333        226,667              0            0(2)
Leonard R. Prange(1)..........................    400,000              0       $202,520            0(2)

---------------

(1) On May 27, 1999, Mr. Prange was granted an option to purchase 400,000 shares of common stock at an exercise price of $0.3937 per share, the fair market value as of the date of the grant determined in accordance with the provisions of the 1999 Equity Incentive Plan. One-third of the option vested on the date of grant, one-third on May 27, 2000, and the remainder vested on May 27, 2001. Mr. Prange's options for 100,000 shares granted May 23, 2000 and for 50,000 shares granted February 22, 2001 were cancelled upon his resignation on December 31, 2001.

(2) Options granted to Mr. Gombrich and Mr. Prange during 2000 vest at the rate of 20% per year beginning on May 23, 2001, and have exercise prices of $2.75 per share. Options granted to Mr. Gombrich during 2001 are options for 100,000 shares which vest at the rate of 33% per year beginning February 22, 2001 with an exercise price of $1.6875 and options for 50,000 shares which vested on July 25, 2001 with an exercise price of $1.01.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The Corporation does not have a Compensation Committee. The Board of Directors participates in deliberations concerning executive compensation. Mr. Gombrich, Chairman of the Board and Chief Executive Officer, does not participate in any of the Board's deliberations concerning his own compensation. Other than Mr. Gombrich and Messrs. Milley and Shaw, who were officers and directors of Bell, a predecessor of the Corporation, no member of the Board of Directors is a current or former officer or employee of the Corporation or any of the Corporation's subsidiaries. None of the Corporation's executive officers has served on the board of directors or on the compensation committee of any other entity that had an executive officer serving on the Corporation's Board of Directors.


EMPLOYMENT AGREEMENTS

     MR. GOMBRICH is employed as Chairman of the Board and Chief Executive Officer of the Corporation pursuant to an employment agreement (the "Gombrich Agreement") with InPath dated May 1, 1998. The Gombrich Agreement was amended on December 4, 1998, to reflect changes related to the acquisition of InPath by the Corporation. Under the Gombrich Agreement, Mr. Gombrich receives annual compensation consisting of a base salary, a bonus determined at the discretion of the Board of Directors, and a monthly automobile allowance of $750. Mr. Gombrich's base salary may be increased at the discretion of the Board of Directors. His base salary was $225,000 in 2000 and $250,000 in 2001. The Gombrich Agreement had an initial term of three years, beginning May 1, 1998 and ending April 30, 2001. Thereafter, the Gombrich Agreement automatically renews for consecutive terms of two years unless either Mr. Gombrich or the Corporation elects not to renew it. The Gombrich Agreement has been renewed and is effective through April 30, 2003. For two years following the termination of the Gombrich Agreement, Mr. Gombrich may not participate in a business that substantially and directly competes with the Corporation. If there is a change of control, as defined in the Gombrich Agreement, and the Corporation thereafter terminates the Gombrich Agreement without cause, or Mr. Gombrich terminates the agreement for good reason, as defined in the Gombrich Agreement, Mr. Gombrich is entitled to a lump-sum severance payment equal to three times the sum of his annual base salary, his annualized monthly automobile allowance, and the highest incentive compensation paid to him in any of the previous year incentive compensation periods. If Mr. Gombrich is terminated without cause or resigns for good reason, and no change of control has occurred, he is entitled to a lump-sum severance payment equal to two times the sum of the foregoing amounts.

EXECUTIVE COMPENSATION POLICIES

     The Board's intent is to structure the compensation of the Corporation's executive officers so as to attract and retain executives capable of leading the Corporation to meet its business objectives and to motivate them to enhance long-term shareholder value. The Corporation's executive officers receive annual compensation consisting of cash salary as well as other forms of compensation, which the Board believes to be in the best interests of the Corporation and the stockholders. Examples of such additional compensation are cash bonuses and automobile allowances. In determining the level of total compensation to be paid to an executive officer, the Board considers such factors as the officer's responsibilities, qualifications and contribution to the Corporation, and the compensation paid by comparable companies to individuals in comparable positions. The Board's evaluation of executive officers, except the Chief Executive Officer, may also be based on the Chief Executive Officer's assessment of the officer's contribution to the Corporation. The Board also compensates executive officers and other key employees by means of stock options or other types of long-term, equity based awards, primarily under the terms of the 1999 Equity Incentive Plan, with respect to which the Board acts as the Compensation Committee.

     In selecting new executive officers, the Board considers the specific needs of the Corporation and the expertise and special skills offered by the candidates. The Board then determines starting compensation based on its assessment of the package needed to attract a particular individual to the Corporation. Compensation of continuing officers is also reviewed periodically against this assessment.


     The employment agreements for Messrs. Gombrich and Prange provide for incentive compensation payments at the discretion of the Board. Since the Corporation's ultimate financial performance is directly related to its primary products, which are still in development and have not yet been introduced into the market, the Board evaluated the performance of the Corporation and its principal executives during the year 2001 based on development accomplishments and cost controls. These development accomplishments included the initiation of a clinical trial for one of the Corporation's products, the development of a laboratory test version of the Corporation's InPath System, the signing of a license to allow the incorporation of HPV detection technology into the InPath System, and the finalization of the bio-molecular assay development for the InPath System. In addition, the Board considered management's ability to complete various capital funding programs, complete the merger of AccuMed into a subsidiary of the Corporation, and the maintenance of spending controls focused on getting products to market.



     The Board has established specific financial and product performance goals for 2002 which will be used to measure each executive's performance and eligibility for incentive payments.



     The employment agreements for Messrs. Gombrich and Prange provide for annual increases in base compensation at the discretion of the Board. In determining base compensation increases, the Board considered general market factors, which influence the compensation level of similar executives. In addition, the Board considered the size and development stage of the Corporation specifically that the duties of each executive encompass a much broader and more detailed range of responsibilities and related time commitments than would be required in a Corporation able to support a larger executive staff. Based on the Board's evaluation of all of these factors, the Board voted to increase the base compensation of each executive for the year 2001 by $25,000.


     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the Corporation to a deduction, for federal income tax purposes, of no more than $1,000,000 in a taxable year with respect to compensation paid to the Chief Executive Officer, or to any of the four most highly compensated officers of the Corporation other than the Chief Executive Officer. Compensation above $1,000,000 may be deducted if it is "qualified performance-based compensation" within the meaning of the Code. The Board believes that at the present time it is unlikely that the compensation paid to any officer of the Corporation in a taxable year will exceed $1,000,000. Therefore, the Board has not yet established a policy for determining which forms of incentive compensation awarded to its executive officers shall be designed to qualify as "qualified performance-based compensation." The Board intends to continue to evaluate the effects of the statute and Treasury Regulations and to comply with Section 162(m) of the Code in the future to the extent consistent with the best interests of the Corporation.

PERFORMANCE GRAPH


     The following graph compares the performance of the common stock of the Corporation with the performance of the NASDAQ Composite (U.S.) Index and the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distribution Index. The graph covers the period from November 30, 1998, immediately prior to the Corporation's acquisition of InPath on December 4, 1998, when the Corporation entered into the medical-device industry, to December 31, 2001. The acquisition of InPath was accounted for as a reverse acquisition whereby InPath was deemed to have acquired the Corporation. Accordingly, information is shown as if the Corporation first became a reporting entity on December 4, 1998. Historical information for the Corporation prior to December 1998 is not reported. During the sixteen-month period preceding the acquisition of InPath, the Corporation was not engaged in any business, and immediately before this period of inactivity it was engaged in designing and distributing drapery and upholstery fabrics. The graph shows the total cumulative return of an investment of $100 in the group of stocks that comprise each index. All values assume reinvestment of the full amount of dividends.


                               PERFORMANCE GRAPH

                              [PERFORMANCE GRAPH]


----------------------------------------------------------------------------------------------------
                                                 11/1998   12/1998   12/1999   12/2000   12/2001
----------------------------------------------------------------------------------------------------
  Molecular Diagnostics, Inc.                     100.0     625.0    1625.0    2020.0    1800.0
----------------------------------------------------------------------------------------------------
  NASDAQ Composite                                100.0     118.0     209.9     126.3     100.2
----------------------------------------------------------------------------------------------------
  NASDAQ Med. Devices                             100.0     107.1     129.7     133.8     147.0
----------------------------------------------------------------------------------------------------


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of the outstanding shares of the common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of all reports they file.


     Based solely on the Corporation's review of copies of such reports it has received and of written representations from certain reporting persons concerning their beneficial ownership of the common stock, the Corporation believes that during 2001, all reports were timely filed except that Messrs. Abeles, Milley, O'Donnell and Shaw each failed to file a Form 4 with respect to one transaction, Dr. Abeles filed a late Form 5 and Messrs. Milley, O'Donnell and Shaw failed to file a Form 5 with respect to that one transaction.

                 AMENDMENT TO THE CORPORATION'S CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                        COMMON STOCK AND PREFERRED STOCK


     Proposal No. 2 -- On May 13, 2002, the Board of Directors approved and recommended to stockholders a resolution to amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.



     On April 15, 2002, the Corporation had 25,684,223 shares of common stock issued and outstanding. Also on that date, the Corporation had 3,000,000 shares of common stock reserved under the 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan and an additional 16,446,368 shares of common stock underlying outstanding warrants, options and promissory notes. In addition, the Corporation had 3,469,453 shares of preferred stock outstanding which were convertible into an aggregate of 26,918,595 shares of common stock.



     At the 2001 annual meeting, the Corporation's stockholders approved an amendment to the Certificate of Incorporation to effect a one-for-three reverse stock split of the Corporation's common stock as soon as practicable. The timing of the reverse stock split was dependent upon several factors, including whether the common stock could qualify to be listed on the American Stock Exchange or quoted on the Nasdaq SmallCap Market, whether the Corporation took on a strategic partner, whether the Corporation obtained approval from the Food and Drug Administration for its e(2) Collector and whether a securities analyst initiated coverage on the Corporation. The Board of Directors deemed it in the best interest of the Corporation not to affect the reverse stock split since these factors had not occurred. That decision combined with the Corporation's issuance of convertible securities, such as warrants, options and convertible preferred stock, has resulted in the Corporation's obligations to issue shares exceeding its authorized shares of common stock.



     The increase in the number of authorized shares of common stock and preferred stock will remedy the Corporation's commitment to issue a greater number of shares of common stock than are currently authorized and provide additional shares for issuance by the Board of Directors without the delay and expense of further stockholder approval at such time or times and for such proper corporate purposes as the Board may in the future deem advisable. Shares of common stock and preferred stock may be issued if, and when, the Board determines it to be in the best interest of the Corporation to do so, which may include issuances (i) to obtain funds through the sale of common or preferred stock; (ii) to purchase technology licensing fees; (iii) to cover expenses associated with research and development; (iv) to pay general and administrative costs; (v) to acquire companies; (vi) to create strategic alliances; (vii) to declare a stock split or stock dividend (as in the case of a stock dividend);
(viii) pursuant to the 1999 Equity Incentive Plan and 1999 Employee Benefit Stock Plan; or (ix) for other appropriate corporate purposes. Unless required by Delaware law, Nasdaq marketplace rules, or the Corporation's Certificate of Incorporation or By-Laws, it is not anticipated that the future vote of stockholders will be required prior to the issuance of common stock or preferred stock.



     The availability of authorized but unissued shares of common stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Corporation, because the additional shares could be issued by the Board of Directors in a manner which could dilute the stock ownership of such person. In addition, the Certificate of Incorporation authorizes the issuance of "blank check" preferred stock with the designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which could adversely affect the voting power or other rights of the holders of our common stock. The issuance of preferred stock could discourage, delay or prevent a change in control of the Corporation and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Corporation even though the transaction might be economically beneficial to the Corporation and its stockholders. This proposal is not being proposed in response to a known effort to acquire control of the Corporation.

     The additional shares of common stock to be authorized by adoption of the amendment to the Certificate of Incorporation would have rights identical to the current shares of common stock of the Corporation. Adoption of the proposed amendment to the Certificate of Incorporation would not affect the rights of the holders of common stock. Holders of common stock would not be entitled to pre-emptive rights with respect to any future issuances of common stock or preferred stock and such issuances would reduce the proportionate ownership interest in the Corporation that each holder had immediately prior to the issuance.


     If approved by the stockholders, the amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing is expected to take place shortly after the meeting.


     Approval of the amendment to the Corporation's Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock as a class and the affirmative vote of a majority of the shares of the Series A convertible preferred stock, Series B convertible preferred stock, Series C convertible preferred stock, Series D convertible preferred stock and Series E convertible preferred stock, voting together as a single class, represented in person or by proxy. Each holder of preferred stock is entitled to one vote for each share of preferred stock held on the record date. This proposal also requires the affirmative vote of a majority of the shares of common stock and preferred stock voting together as a single class, represented in person or by proxy. Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the meeting FOR the approval of the amendment.


     Proposed amendment to the Corporation's Certificate of Incorporation:

          RESOLVED, that Article FOURTH of the Certificate of Incorporation be amended in its entirety to read as follows:

             "Section 4.1 The total number of shares of stock which the Corporation is authorized to issue is One Hundred Ten Million (110,000,000), comprised of One Hundred Million (100,000,000) shares of common stock, $.001 par value per share, and Ten Million (10,000,000) shares of convertible preferred stock, $.001 par value per share.

             Section 4.2 The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Section 4.2 to adopt one or more resolutions to provide for the issuance from time to time in one or more series of any number of shares of convertible preferred stock, up to a maximum of Ten Million (10,000,000) shares, and to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series."

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE CORPORATION'S STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

           AMENDMENT TO THE CORPORATION'S 1999 EQUITY INCENTIVE PLAN
                     TO INCREASE THE SHARES OF COMMON STOCK

                       THAT MAY BE ISSUED UNDER THE PLAN



     Proposal No. 3 -- On May 13, 2002, the Board of Directors approved and recommended to stockholders a resolution to amend the Corporation's 1999 Equity Incentive Plan (the "Equity Incentive Plan" or "Plan") (a copy of which is attached as Exhibit A) to increase the number of shares that may be issued under the Plan from 3,000,000 to 5,500,000.



     The Corporation assumed 366,495 granted incentive stock options of AccuMed's employees as part of the September 17, 2001 merger of the Corporation and AccuMed. All 366,495 incentive stock options were outstanding as of April 15, 2002.

     As of April 15, 2002, the Corporation had granted 2,280,000 incentive stock options, 1,941,000 nonqualified stock options, and 295,000 shares of restricted stock under the Plan covering a total of 4,516,000 shares of common stock. These grants have resulted in the Corporation exceeding the number of shares of common stock allocated to the Plan, which is a primary reason to increase the reserved number of shares.

     The purpose of the Equity Incentive Plan is to benefit the Corporation by enabling it to offer to certain present and future directors, executives, key personnel and consultant stock-based incentives and other equity interests in the Corporation, thereby giving them a stake in the growth and prosperity of the Corporation and encouraging them to continue in its service. The Board believes that the Plan will be of substantial benefit to the Corporation and its stockholders because it will allow the Corporation to reward its key employees in a manner that closely aligns the interests of management with the interests of stockholders.

     The following is a brief summary of the Plan. This description is qualified in its entirety by the Plan.

     The Equity Incentive Plan allows the Corporation to grant awards of incentive stock options, nonqualified stock options, restricted stock (subject to time-based or performance-based vesting), stock appreciation rights (either freestanding or in tandem with stock options), performance shares and performance units. Payment of stock appreciation rights and performance units or performance shares are made in the form of shares or cash, as determined by the Compensation and Stock Option Committee (the "Committee") of the Board.


     The Equity Incentive Plan is administered by the Committee, which makes awards encompassing a total of not more than three million shares of common stock. Such shares are either authorized and unissued shares or shares held in or acquired for the treasury of the Corporation. If shares are not issued when an award is exercised or paid because, for example, the exercise price of an option is paid for by having shares withheld or a performance award is paid in cash, or if an option lapses or expires or is forfeited, terminated or canceled unexercised as to any shares, or if a stock appreciation right or restricted stock award is made in the form of cash, then such shares will again be available for the purpose of new awards under the Equity Incentive Plan. If there is any change in the capitalization of the Corporation, such as a stock split or dividend, or a merger, consolidation, or reorganization with another company, or any other relevant change in the capitalization of the Corporation, the Committee may make an appropriate adjustment in the number and class of shares available for awards and the number and class of and/or price of shares subject to outstanding awards, to prevent dilution or enlargement of rights.



     Awards under the Equity Incentive Plan may be made to consultants, officers, non-employee directors, and certain key employees, of the Corporation and its affiliated entities and majority-owned subsidiaries. The maximum number of shares subject to options that may be granted in a single fiscal year to an individual is five hundred thousand. The maximum number of shares of restricted stock intended to qualify for the performance-based exception to the tax-deductibility limitations under Section 162(m) of the Code issuable in a single fiscal year to an individual is four hundred thousand. The maximum payout with respect to awards of performance shares or performance units intended to comply with the performance-based exception that may be granted in a single fiscal year to an individual is the fair market value of four hundred thousand shares.


     The Committee has the discretion to specify the extent to which awards expire in the event of voluntary or involuntary termination of employment or in the event of violation of any duty not to compete or not to disclose confidential Corporation information. The Committee also has the discretion to make stock options and other awards transferable (for example, to family members). The Committee may require or permit a participant to defer receipt of the payment of cash or delivery of shares that would otherwise be due upon exercise of an option or the satisfaction of any restrictions or performance requirements.


     The exercise price of stock options granted under the Equity Incentive Plan is determined by the Committee, but it may not be less than the fair market value of the stock on the date the option is granted. "Fair market value" is determined on the basis of the average of the closing bid and asked prices for the Corporation's common stock on the Over-the-Counter Bulletin Board over the ten preceding trading days, unless the common stock has become listed on the Nasdaq SmallCap Market or a comparable market system, in which case it is determined on the basis of the closing sale price of the common stock. The Committee does not have the authority to reduce the exercise price of any option after the date of grant or to permit the surrender and cancellation of an option and to grant a replacement option at a lower exercise price without obtaining stockholder approval. The full exercise price must be paid at the time of exercise either in cash, by tendering previously acquired shares, by withholding shares, or by a combination of the above. The Committee may also allow cash less exercises. In connection with the exercise of options, the Committee may make loans to optionees in its discretion, subject to certain terms and conditions not inconsistent with the Equity Incentive Plan. Such loans may bear interest at rates determined by the Committee or may be without interest. No such loan may exceed the fair market value of the shares covered by the option, or portion thereof, exercised by the optionee. No loan shall have an initial term exceeding two years, but such loans may be renewable at the discretion of the Committee. Such loans are to be secured by a pledge of shares of the optionee having a fair market value at least equal to 150% of the principal amount of the loan.



     Options granted under the Equity Incentive Plan expire at such time as the Committee determines, but not later than the tenth anniversary of the date of grant unless otherwise designated by the Committee at the time of the grant. Options granted under the Equity Incentive Plan are exercisable at such times and are subject to such restrictions and conditions as the Committee approves, which need not be the same for each grant or for each participant. The Committee may impose such restrictions on shares acquired upon the exercise of an option as it deems advisable.


     The Committee may grant stock appreciation rights at any time it determines, and has complete discretion in determining the number of stock appreciation rights to be granted to each participant and in determining the terms and conditions pertaining to the stock appreciation rights, subject to the provisions of the Equity Incentive Plan.


     Grants of restricted stock may be made by the Committee, subject to the terms and provisions of the Equity Incentive Plan, at any time in such amounts as the Committee determines. Each such grant shall be subject to a period of restriction (which shall not be less than three years for time-based restrictions), and may be subject to other restrictions, including but not limited to restrictions based on the achievement of specific performance goals and time-based restrictions on vesting. Voting rights and rights to receive dividends or other distributions may be determined by the Committee.


     Grants of performance units and performance shares may be granted in such amounts and upon such terms and at such times as shall be determined by the Committee, subject to the terms of the Equity Incentive Plan. Under the Equity Incentive Plan, upon a change in control of the Company, options and stock appreciation rights become immediately exercisable, and remain exercisable throughout their entire term, any period of restriction and other restrictions on restricted stock lapse, and the maximum payout opportunities attainable under all outstanding awards of performance units or performance shares are deemed to have been fully earned for the entire performance period as of the effective date of the change in control, and the vesting of such awards are accelerated as of the effective date of the change in control.

FEDERAL INCOME TAX CONSEQUENCES


     The federal income tax consequences of the issuance and exercise of options under the Equity Incentive Plan depend on the nature of the options granted. Under the applicable provisions of the Internal Revenue Code, no tax is payable by the recipient of a nonqualified option at the time of grant. Upon exercise of a nonqualified option, the excess of the fair market value of the shares with respect to which the option is exercised over the total option price of such shares is treated for federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any share actually received is treated as a capital gain or loss. The Corporation is entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price. With respect to an incentive stock option ("ISO"), generally, no taxable gain or loss is recognized when the option is exercised (if the appreciation rights election is not made). ISO's exercised more than three months after termination of employment are taxed in the same manner as nonqualified options described above. Generally, upon exercise of an ISO, the difference between the fair market value and the exercise price is an item of tax preference for purposes of the alternative minimum tax.

     If the shares acquired upon the exercise of an ISO are held for at least one year, any gain or loss realized upon their sale are treated as long-term capital gain or loss. The Corporation is not entitled to a deduction. If the shares are not held for the one-year period, ordinary income is recognized in an amount equal to the difference between the amount realized on the sale and the price paid for the shares to the extent the exercise price exceeds the grant price. Remaining gain, if any, would be capital gain. The Corporation is entitled to a deduction equal to the amount of any ordinary income so recognized. If the shares are not held for the one-year period and the amount realized upon sale is less than the grant price, such difference is a capital loss.


OTHER INFORMATION

     The Equity Incentive Plan became effective as of June 1, 1999. No awards may be made under the Plan on or after May 31, 2009.

     The Board may amend or terminate the Equity Incentive Plan in whole or in part at any time, subject to any requirement of stockholder approval imposed by any applicable law, rule or regulation. No amendment, modification or termination of the Equity Incentive Plan shall adversely affect in any material way any award previously granted under the plan, without the written consent of the holder of the award.

     On April 23, 2002, the closing bid and asked prices of a share of common stock on the Over-the-Counter Bulletin Board, were $0.85 and $0.79, respectively. It is not possible to determine the amount and type of awards that will be made under the Equity Incentive Plan, because such determinations are within the discretion of the Committee, based on such factors as they deem pertinent in selecting participants under the Equity Incentive Plan and establishing awards.


     Approval of the amendment to the Plan requires the affirmative vote of a majority of the shares of common stock and Series E convertible preferred stock, voting together as a single class, represented in person or by proxy. Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the meeting FOR the approval of the amendment.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE CORPORATION'S STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN.

                      RATIFICATION OF INDEPENDENT AUDITORS

     Proposal No. 4 -- Ernst & Young LLP has served as the Corporation's independent auditors since 1998 and has been appointed by the Board of Directors to continue as the Corporation's independent auditors for the Corporation's fiscal year ending December 31, 2002.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board believes that such a change would be in the best interests of the Corporation and its stockholders.

     A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


     Ernst & Young LLP continues to perform audit professional services for and on behalf of the Corporation. During 2001, the audit services included examination of the consolidated financial statements of the Corporation, examination of the financial statements of subsidiaries and a review of certain filings with the Securities and Exchange Commission. Ernst & Young LLP's opinion of the consolidated financial statements, along with the consolidated financial statements of the Corporation, are included in the Corporation's annual report to stockholders, which accompanies this Proxy Statement.

     AUDIT FEES. The aggregate fees and expenses for professional services by Ernst & Young LLP in connection with the 2001 audit of the Corporation's annual financial statements and review of the interim financial statements were $272,195.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees incurred for these services for the year 2001.

     ALL OTHER FEES. Ernst & Young LLP's fees for all other professional services rendered to the Corporation were $178,131, which were all audit related services. These services included review of the Corporation's filings with the Securities and Exchange Commission.

     The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by Ernst & Young LLP is incompatible with maintaining Ernst & Young LLP's independence as the Corporation's principal accountant.


     Ratification of the appointment of Ernst & Young LLP as independent auditors of the Corporation for the year ending December 31, 2002 requires the affirmative vote of a majority of the shares of common stock and Series E convertible preferred stock, voting together as a single class represented in person or by proxy.


              STOCKHOLDER PROPOSALS AND STOCKHOLDER'S NOMINATIONS


     In order to be eligible for inclusion in the Corporation's proxy materials for the 2003 annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Corporation prior to January 14, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. In addition, if any business should properly come before such annual meeting other than that which is stated in such proxy materials, then, if the Corporation does not receive notice of such matter by March 15, 2003, the persons designated in the form of proxy will have discretionary authority to vote or refrain from voting on such matter. Pursuant to the Corporation's By-laws, any business to be brought before the annual meeting by stockholders must be delivered in writing to the Secretary of the Corporation not less than 60 days prior to the first anniversary of the date of the previous year's annual meeting of stockholders, which would be March 31, 2003 with respect to the 2003 annual meeting of stockholders.


     UPON WRITTEN REQUEST AND WITHOUT CHARGE, THE CORPORATION WILL PROVIDE EACH STOCKHOLDER OF RECORD ON APRIL 23, 2002 A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2001. STOCKHOLDERS MAY, UPON WRITTEN REQUEST AND UPON PAYMENT OF A REASONABLE FEE, ALSO OBTAIN COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2001. REQUESTS SHOULD BE MADE IN WRITING TO: MOLECULAR DIAGNOSTICS, INC., 414 NORTH ORLEANS, SUITE 510, CHICAGO, ILLINOIS 60610, ATTENTION: PETER P. GOMBRICH, CHAIRMAN OF THE BOARD, AND SECRETARY (ACTING).


                                          By order of the Board of Directors


                                          Peter P. Gombrich

                                          Chairman of the Board

                                          Chief Executive Officer


May 15, 2003

                                                                       EXHIBIT A



                          MOLECULAR DIAGNOSTICS, INC.



                           1999 EQUITY INCENTIVE PLAN


                         ESTABLISHED AS OF JUNE 1, 1999



                                                                                PAGE
                                                                                ----
Article 1.       Establishment, Objectives and Duration......................   A-1
Article 2.       Definitions.................................................   A-2
Article 3.       Administration..............................................   A-4
Article 4.       Shares Subject to the Plan and Maximum Awards...............   A-4
Article 5.       Eligibility and Participation...............................   A-5
Article 6.       Stock Options...............................................   A-5
Article 7.       Stock Appreciation Rights...................................   A-6
Article 8.       Restricted Stock............................................   A-7
Article 9.       Performance Units and Performance Shares....................   A-8
Article 10.      Performance Measures........................................   A-9
Article 11.      Beneficiary Designation.....................................   A-10
Article 12.      Deferrals...................................................   A-10
Article 13.      Retention Rights............................................   A-10
Article 14.      Amendment, Modification, Termination and Adjustments........   A-10
Article 15.      Payment of Plan Awards and Conditions Thereon...............   A-11
Article 16.      Change in Control...........................................   A-11
Article 17.      Withholding.................................................   A-12
Article 18.      Indemnification.............................................   A-12
Article 19.      Successors..................................................   A-13
Article 20.      Legal Construction..........................................   A-13



ARTICLE 1.ESTABLISHMENT, OBJECTIVES AND DURATION



     1.1. Establishment of the Plan. Molecular Diagnostics, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Molecular Diagnostics, Inc. 1999 Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.



     Subject to approval by the Company's stockholders, the Plan shall become effective as of June 1, 1999 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.



     1.2. Objectives if the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.



     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.



     1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after May 31, 2009.



ARTICLE 2. DEFINITIONS



     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:



     2.1. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.



     2.2. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.



     2.3. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.



     2.4. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.



     2.5. "Board" or "Board Of Directors" means the Board of Directors of the Company.



     2.6. "Code" means the Internal Revenue Code of 1986, as amended from time to time.



     2.7. "Committee" means any committee appointed by the Board to administer the Plan, as specified in Article 3 herein.



     2.8. "Company" means Molecular Diagnostics, Inc., a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.



     2.9. "Consultant" means a consultant or advisor who provides bona fide services to the Company as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.



     2.10. "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.



     2.11. "Director" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.



     2.12. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.



     2.13. "Effective Date"  shall have the meaning ascribed to such term in
Section 1.1 hereof.



     2.14. "Employee" means any full-time, active employee of the Company or its Subsidiaries or Affiliates. Directors or Consultants who are not employed by the Company shall not be considered Employees under this Plan.



     2.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.



     2.16. "Fair Market Value" shall be determined on the basis of the average of the closing bid and asked prices for a share of Company common stock on the Over the Counter Bulletin Board (as reported by the National Quotation Bureau, LLC or a comparable quotation service) over the ten trading days occurring immediately prior to the relevant date, unless the Company common stock has become listed on the Nasdaq SmallCap Market or a comparable market system, in which case "Fair Market Value" shall be determined on the basis of the closing sale price at which a share of Company common stock has been sold the regular way on the Nasdaq SmallCap Market or comparable market system, or if there is no such sale on the relevant date, then on the last previous day on which there was such a sale.



     2.17. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.



     2.18. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.



     2.19. "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.



     2.20. "Non-Employee Director" shall mean a Director who is not also an Employee. Service as a Non-Employee Director shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.



     2.21. "Non-Qualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.



     2.22. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.



     2.23. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.



     2.24. "Participant" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.



     2.25. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).



     2.26. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.



     2.27. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.



     2.28. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.



     2.29. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.



     2.30. "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.



     2.31. "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.



     2.32. "Shares"  means the shares of common stock of the Company.



     2.33. "Stock Appreciation Right" or "SAR" means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.



     2.34. "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).



     2.35. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION



     3.1. The Committee. The Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) Directors who meet the "outside director" requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and the requirements of Code
Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.



     3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.



     3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.



ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS



     4.1. Number of Shares Available for Grants.  Subject to Sections 4.2 and
4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be two million (2,000,000). Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.



     Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan, subject to Sections 4.2 and 4.3.



     (a) Stock Options and SARs: The maximum aggregate number of Shares that may be subject to Stock Options, with or without Tandem SARs, or Freestanding SARs, granted in any one fiscal year to any one Participant shall be five hundred thousand (500,000).



     (b) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock which are intended to qualify for the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be four hundred thousand (400,000) Shares.



     (c) Performance Shares/Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units which are intended to comply with the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of four hundred thousand (400,000) Shares.



     4.2. Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Stock or other Shares are forfeited.



     4.3. Adjustments. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a), 4.l(b) and 4.l(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.



ARTICLE 5. ELIGIBILITY AND PARTICIPATION



     5.1. Eligibility. Persons eligible to participate in this Plan include Consultants, Non-Employee Directors and officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.



     5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants those to whom Awards shall be granted, and shall determine the nature and amount of each Award.



ARTICLE 6. STOCK OPTIONS



     6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.



     6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.



     6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.



     6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant and provided further that no Option shall be exercisable later than the fifth anniversary date of its grant for an ISO granted to a Participant, who at the time of such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.



     6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.



     6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.



     The Option Price upon exercise of any Option shall be payable to the Company in full in a form as determined by the Committee either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); (c) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; (d) by promissory note of the Participant; or (e) by any combination of the foregoing methods of payment.

     The Committee may also allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.



     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).



     6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.



     6.8. Termination of Employment or Consulting Arrangement. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.



     6.9. Nontransferability of Options.



     (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative (to the extent permitted under Code Section 422).



     (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.



ARTICLE 7. STOCK APPRECIATION RIGHTS



     7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.



     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.



     The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.



     7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.



     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem

SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.



     7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.



     7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.



     7.5. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.



     7.6. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:



     (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by



     (b) the number of Shares with respect to which the SAR is exercised.



     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.



     7.7. Termination of Employment or Consulting Arrangement. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or consulting arrangement with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.



     7.8. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.



ARTICLE 8. RESTRICTED STOCK



     8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.



     8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.



     8.3. Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant's legal representative.



     8.4. Other Restrictions. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.



     The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.



     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.



     8.5. Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.



     8.6. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.



     8.7. Termination of Employment or Consulting Arrangement. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the employment termination.



ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES



     9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.



     9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."



     9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.



     9.4. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.



     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.



     9.5. Termination of Employment or Consulting Arrangement Due to Death, Disability or Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment or consulting arrangement of the Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.



     Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.



     9.6. Termination of Employment or Consulting Arrangement for Other Reasons. In the event the Participant's employment or consulting arrangement terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.



     9.7. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.



ARTICLE 10. PERFORMANCE MEASURES



     Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry or some other comparator group).



     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).



     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 11. BENEFICIARY DESIGNATION



     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, the Participant's beneficiary shall be paid to the Participant's estate.



ARTICLE 12. DEFERRALS



     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.



ARTICLE 13. RETENTION RIGHTS



     13.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate the services of any Participant at any time, nor confer upon any Participant any right to continue as an Employee, Non-Employee Director or Consultant.



     13.2. Participation. No Participant shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.



ARTICLE 14. AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS



     14.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.



     14.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Section 162(m), as from time to time amended.



     14.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.



     14.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 14, make any adjustments it deems appropriate.

ARTICLE 15. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON



     15.1. Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant who is an Employee shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have earned out such Award by: (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.



     15.2. Nonfulfillment of Competitive Activity Conditions; Waivers Under the Plan. In the event of a Participant's nonfulfillment of any condition set forth in Section 15.1 hereof, such Participant's rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.



     15.3. Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment in the case of a Participant who is an Employee) acted in manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.



ARTICLE 16. CHANGE IN CONTROL



     16.1. Definition. For purposes of this Plan, a "Change in Control" of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:



     (a) the "Beneficial Ownership" of securities representing more than thirty-three percent (33%) of the combined voting power of the Company is acquired by any "person" as defined in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or



     (b) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or



     (c) during any period of three (3) consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).



     16.2. Treatment of Outstanding Awards. Subject to Section 16.3 herein, upon the occurrence of a Change in Control:



     (a) any and all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term;



     (b) any restriction periods and restrictions imposed on Restricted Stock which are not performance-based shall lapse; and

     (c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty
(30) days following the effective date of the Change in Control a pro rata number of Shares (or their cash equivalents) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to Participants in cash within thirty
(30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.



     16.3. Termination, Amendment and Modifications of Change-In-Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended or modified on or after the date of an event which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.



     16.4. Pooling of Interest Accounting. Notwithstanding anything contained in the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.



ARTICLE 17. WITHHOLDING



     17.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.



     17.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.



ARTICLE 18. INDEMNIFICATION



     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19. SUCCESSORS



     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.



ARTICLE 20. LEGAL CONSTRUCTION



     20.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.



     20.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.



     20.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.



     20.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.



     20.5. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

                                FIRST AMENDMENT


                                       TO


                           MOLECULAR DIAGNOSTIC INC'S


                           1999 EQUITY INCENTIVE PLAN



     Pursuant to the approval of stockholders of Molecular Diagnostics, Inc. at the 2000 Annual Meeting of Stockholders, the 1999 Equity Incentive Plan ("Plan") is hereby amended to increase the number of shares subject to the Plan by deleting "two million (2,000,000)" in Article 4.1 and inserting in its place "three million (3,000,000)." Except as amended hereby, the Plan shall remain in full force and effect.

                          MOLECULAR DIAGNOSTICS, INC.
                           414 N. ORLEANS, SUITE 510
                            CHICAGO, ILLINOIS 60610

                                     PROXY
                COMMON STOCK                       COMMON STOCK

                             FOR THE ANNUAL MEETING
                OF STOCKHOLDERS TO BE HELD FRIDAY, MAY 31, 2002

The undersigned hereby appoints Peter P. Gombrich, annual proxy, with full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Stockholders to be held on May 31, 2002 at 10:00 a.m. (Chicago time) at the Wyndham Chicago Hotel, 633 N. St. Clair St., Chicago, Illinois, and at any adjournments thereof, in the manner indicated and in his discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please mark your votes as in this example. [X]

                                   PROPOSALS.

PROPOSAL 1 Election of five (5) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.


                                    FOR      WITHHELD      ABSTAIN
                                    ---      --------      -------

      Peter P. Gombrich             [ ]        [ ]           [ ]

      Alexander M. Milley           [ ]        [ ]           [ ]

      Robert C. Shaw                [ ]        [ ]           [ ]

      John Abeles, M. D.            [ ]        [ ]           [ ]

      Denis M. O'Donnell, M. D.     [ ]        [ ]           [ ]

PROPOSAL 2 Amend Molecular Diagnostics, Inc.'s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 shares.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------
                                    [ ]        [ ]           [ ]

PROPOSAL 3 Approval of an amendment to the Molecular Diagnostics, Inc.'s 1999 Equity Incentive Plan to increase the number of shares of common stock allocated to the Plan from 3,000,000 shares to 5,500,000 shares.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------
                                    [ ]        [ ]           [ ]

PROPOSAL 4 Ratification of the appointment of Ernst & Young as independent auditors for Molecular Diagnostics, Inc. for the year ended December 31, 2002.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------

                                    [ ]        [ ]           [ ]

     In his discretion the proxy holder is authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

SIGNATURE(S)                                 DATE                         , 2002
            --------------------------------      ------------------------

Please sign exactly as name appears hereon. Please date, sign and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name and authorized officer. If the shares are registered in more than one name all holders must sign.

                          MOLECULAR DIAGNOSTICS, INC.
                           414 N. ORLEANS, SUITE 510
                            CHICAGO, ILLINOIS 60610

                                     PROXY

SERIES A, SERIES B,                                          SERIES A, SERIES B,
SERIES C, SERIES D                                           SERIES C, SERIES D
PREFERRED STOCK                                              PREFERRED STOCK

                             FOR THE ANNUAL MEETING
                OF STOCKHOLDERS TO BE HELD FRIDAY, MAY 31, 2002

The undersigned hereby appoints Peter P. Gombrich, annual proxy, with full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Stockholders to be held on May 31, 2002 at 10:00 a.m. (Chicago time) at the Wyndham Chicago Hotel, 633 N. St. Clair St., Chicago, Illinois, and at any adjournments thereof, in the manner indicated and in his discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please mark your votes as in this example. [X]

                                   PROPOSALS.

PROPOSAL 1 Intentionally Omitted

PROPOSAL 2 Amend Molecular Diagnostics, Inc.'s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 shares.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------
                                    [ ]        [ ]           [ ]

PROPOSAL 3 Intentionally Omitted

PROPOSAL 4 Intentionally Omitted

     In his discretion the proxy holder is authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

SIGNATURE(S)                                 DATE                         , 2002
            --------------------------------      ------------------------

Please sign exactly as name appears hereon. Please date, sign and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name and authorized officer. If the shares are registered in more than one name all holders must sign.

                          MOLECULAR DIAGNOSTICS, INC.
                           414 N. ORLEANS, SUITE 510
                            CHICAGO, ILLINOIS 60610

                                     PROXY
  SERIES E                                                           SERIES E
 PREFERRED                                                           PREFERRED

                             FOR THE ANNUAL MEETING
                OF STOCKHOLDERS TO BE HELD FRIDAY, MAY 31, 2002

The undersigned hereby appoints Peter P. Gombrich, annual proxy, with full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Stockholders to be held on May 31, 2002 at 10:00 a.m. (Chicago time) at the Wyndham Chicago Hotel, 633 N. St. Clair St., Chicago, Illinois, and at any adjournments thereof, in the manner indicated and in his discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please mark your votes as in this example. [X]

                                   PROPOSALS.

PROPOSAL 1 Election of five (5) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.


                                    FOR      WITHHELD      ABSTAIN
                                    ---      --------      -------

      Peter P. Gombrich             [ ]        [ ]           [ ]

      Alexander M. Milley           [ ]        [ ]           [ ]

      Robert C. Shaw                [ ]        [ ]           [ ]

      John Abeles, M. D.            [ ]        [ ]           [ ]

      Denis M. O'Donnell, M. D.     [ ]        [ ]           [ ]

PROPOSAL 2 Amend Molecular Diagnostics, Inc.'s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 shares.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------
                                    [ ]        [ ]           [ ]

PROPOSAL 3 Approval of an amendment to the Molecular Diagnostics, Inc.'s 1999 Equity Incentive Plan to increase the number of shares of common stock allocated to the Plan from 3,000,000 shares to 5,500,000 shares.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------
                                    [ ]        [ ]           [ ]

PROPOSAL 4 Ratification of the appointment of Ernst & Young as independent auditors for Molecular Diagnostics, Inc. for the year ended December 31, 2002.

                                    FOR      AGAINST      ABSTAIN
                                    ---      -------      -------

                                    [ ]        [ ]           [ ]

     In his discretion the proxy holder is authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

SIGNATURE(S)                                 DATE                         , 2002
            --------------------------------      ------------------------

Please sign exactly as name appears hereon. Please date, sign and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name and authorized officer. If the shares are registered in more than one name all holders must sign.